Exhibit 24

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ Daryl A. Ferguson
DARYL A. FERGUSON

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ Thomas Gelting
THOMAS GELTING

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ Torben V. Holm
TORBEN V. HOLM

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ John B. Ryan
JOHN B. RYAN

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ William E. Starkey
WILLIAM E. STARKEY

POWER OF ATTORNEY

OF

HUNGARIAN TELEPHONE AND CABLE CORP. DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 for 1,828,572 shares of common stock of the Company in May or June 2004, hereby constitute and appoint, William T. McGann and Peter T. Noone, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of May 2004.

/s/ Leonard Tow
LEONARD TOW